UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2015

SUFFOLK BANCORP
(Exact name of registrant as specified in its charter)

                 New York                                               000-13580                                                   11-2708279
(State or other jurisdiction of incorporation)     (Commission File Number)         (IRS Employer Identification No.)

4 West Second Street, Riverhead, New York 11901
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 208-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Steven M. Cohen retired from the Board of Directors of Suffolk Bancorp (the "Company") and the Board of Directors of the Company's wholly owned subsidiary, Suffolk County National Bank (the "Bank") effective May 11, 2015, the day prior to the 2015 Annual Meeting of Shareholders (the "2015 Annual Meeting") and did not stand for re-election at said meeting. The Boards of the Company and the Bank adopted a resolution, effective upon Mr. Cohen's retirement, to reduce the size of the Boards to eight.

ITEM 5.07 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Results of the 2015 Annual Meeting

On May 12, 2015, the Company held its 2015 Annual Meeting. As of March 24, 2015, the record date, there were a total of 11, 725,627 shares of common stock outstanding and entitled to vote. At the 2015 Annual Meeting, 10,410,715 shares of common stock were represented in person or by proxy, constituting a quorum. Three proposals were presented and voted on. Set forth below are the final voting results for the proposals.
First Proposal – Election of Directors

The following two directors were nominated to serve for three-year terms expiring at the annual meeting of shareholders to be held in 2018, or until their successors shall have been duly elected and qualified. The two directors received the requisite plurality of votes cast at the 2015 Annual Meeting and were therefore elected to serve as directors of the Company. Each nominee also received a majority of votes cast in favor of or withheld from his election.

Nominee: James E. Danowski
For: 8,251,366
Withheld: 622,249
Broker non-vote: 1,537,100

Nominee: Terence X. Meyer
For: 8,372,454
Withheld: 501,161
Broker non-vote: 1,537,100

Second Proposal – Advisory, Non-Binding Resolution to Approve 2014 Executive Compensation

The advisory, non-binding resolution to approve the compensation paid to the Company's named executive officers for 2014 was approved by the requisite majority of the votes cast by shareholders at the 2015 Annual Meeting, as indicated below.

For: 7,993,150
Against: 549,825
Abstained: 330,640
Broker non-vote: 1,537,100

Third Proposal – Ratification of the Appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm of the Company for the Fiscal Year Ending December 31, 2015

The ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015 was approved by the requisite majority of the votes cast by shareholders at the 2015 Annual Meeting, as indicated below.

For: 10,348,317
Against: 13,843
Abstained: 48,555

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUFFOLK BANCORP

Date: May 13, 2015	By:	/s/ Brian K. Finneran
Brian K. Finneran
Executive Vice President & Chief Financial Officer